CONTRACT OF PROMISE OF PURCHASE AND SALE

FIRST CLAUSE: OF THE PARTS

SELLER: MANAUS REFRIGERANTES LTDA., with its headquarter at Av. Torquato Tapajos, no. 5.800 - Flowers, in Manaus - AM, with registration in the National Cadaster of legal entities under the no. 34.590.315/0001-58, in this act represented by its Directors, from now on denominated SELLER

BUYER: TRIPLE S COSMOSPLAST DA AMAZONIA LTDA., with its headquarter at Senador Raymundo Parente, Avenue, no. 10 - District of Flowers, in Manaus - AM, regis-tration in process at the Commercial Committee of the Amazonas -JUCEA as well as its registration in State and Federal Finance which will be supplied in the period of 60 (sixty) days, here represented by MR. MARCO ANTONIO ALCALA, Brazilian, married, industrial, bearer of the identity bill ID no. 1355777-7-SESEG/AM and of CPF no. 033.845.658-94, resident in this city, address: Rua Recife, no. 639 - Apt. no. 1001 - Torre Alpha - Ed. Portal da Villa and MR. GUILLERMO GUSTAVO OF SILVA, Argentinean, divorced, industrial,
RNEW 600096-X and CPF no. 111.205.333-68, resident in this city, Address:
Jardim Bougainville, Bloco Lotus, Apt. no. 403.

GUARANTORS: TRIPLE S PLASTICS INC, represented by VICTOR V. VALENTINE JR. and ALBERT CHRISTIAN SCHAUER and COSMOSPLAST IND. AND COMERCIO DE PLASTICOS LTD., represented by MARCO ANTONIO ALCALA and GUILLERMO GUSTAVO OF SILVA, already qualified above.

The contracting parties above qualified, agree to celebrate the present Contract/Promise of Purchase and Sale, by the terms and following conditions:

SECOND CLAUSE: THE OBJECT OF THE SALE:

2.1. The present Contract has for object the sale of the located property in Av. Senator Raimundo Parente, no. 10, constituted by a Lot of lands designated by lot no. 03, situated among the Habitational Condo Canaan and Torquato Tapajos, Road, Km 05, of this city, with an area of 6.572 m2 and perimeter of 354 mls., with the limits and following confrontations: NORTH, with the Avenue Senator Raimundo Parente, for a line of 124,00m; SOUTH, with lands belonging to EGO ENGINEER, for a line of 124,00m; EAST, with belonging lands INTEC LTDA, for a line of 53,00m; and to WEST, with lands belonging to GAMA ENGEHARIA AND CONSTRUCTIONS LTD., for a line of 53,00m, containing a HANGAR in stone masonry, brick and concrete, with the covering of tiles of aluminum, leaning in metallic structure, with total area of 3.012,73m2, properly registered and protocol at the Registry of Registration of Properties of the 3rd Occupation, under the no. R.1/23.058 and AV-2/23.058, respectively.

2.2 - the property object of this contract is unembarrassed of any obligation. It reaps to the present together the Negative Certificates of WELFARE DEPARTMENT, IPTU, Obligation and "Reipersecutoria", Books of Purchase and Sale and respective Registration.

THIRD CLAUSE: OF THE PRICE AND CONDITIONS OF PAYMENT

3.1 - the total price of this sale is of US$750.000,00 (seven hundred and fifty thousand American dollars). The payment form will be the following:

3.2 - in the act of the signature of this Instrument, it will be paid the value in the corresponding real US $90.000,00 (ninety thousand American dollars), turned into the date of the payment by the commercial dollar, as sign and payment beginning, which SELLER gives full, general and irrevocable quittance.

3.3 - the remaining of the price will be paid in 24 (twenty four) monthly and successive portions, added of interests of 0.5% on the indebted balance, paid together with the portions. The portions will be represented by promissory notes, with the following expirations and value:

PORTIONS/MONTH - US $
01/01 12.000,00
02/02 12.000,00
03/03 12.000,00
04/04 12.000,00
05/05 12.000,00
06/06 12.000,00
07/07 12.000,00
08/08 12.000,00
09/09 12.000,00
10/10 12.000,00
11/11 12.000,00
12/12 12.000,00
SUB-TOTAL 144.000,00
13/13 43.000,00
14/14 43.000,00
15/15 43.000,00
16/16 43.000,00
17/17 43.000,00
18/18 43.000,00
19/19 43.000,00
20/20 43.000,00
21/21 43.000,00
22/22 43.000,00
23/23 43.000,00
24/24 43.000,00
SUB-TOTAL 516.000,00
TOTAL 660.000,00

3.4 - in case of delay of the payment of the portions, it will be collected interests of it lives of 0,5% (half percent) a month.

3.5 - all the portions should be you paid to SELLER, in Av. Joaquim Nabuco, no. 1012, Center, in this Capital, or in another place previously accorded for this purpose.

FORTH CLAUSE: GENERAL CONDITIONS

4.1 - they will be of exclusive responsibility of BUYER, all expenses and tributary responsibilities, besides the expenses with the REGISTRATION of the purchase deed and sale, payment of the transmission tax and registration.

4.2 - BUYER enters at once in the ownership of the property, being allowed to do the improvements of your own bill that to find convenient, since they don't offend the postures, codes and laws municipal or state then effective.

4.3 - it is granted that the definitive deed to BUYER, it will only be made after the payment of the total of the indebted balance of the property object of this contract.

4.4 - BUYER can make works in the existent construction, running to your expenses all the obligations of the constructions that it comes to accomplish. Being applied in case of missing payment the determination contained in the fifth clause, item 5.4.

FIFTH CLAUSE: ABOUT THE RESCISSION

5.1 In case the BUYER delays, for more than 60 (sixty) days, the payment of any one of the portions that treats the clause third, or the established responsibilities in the item 3.4 of the referred clause, SELLER will be able to, of full right, to consider canceled the present contract and, consequently, to retake the property for now sold, independently of judicial or non judicial acts.

5.2 - in the hypothesis of the rescission, it will only be returned 50% (fifty percent) of the values paid for BUYER, losing this, in favor of SELLER the remaining of the values paid, in face of the expenses, losses and damages and it fines.

5.3 - in the occurrence of judicial demand originating from of this instrument, BUYER will pay to SELLER monthly, in the quality of rent, 1% (um percent) on the indebted balance, during the time in that the litigation to last long, in case this given the property in the period of 30 (thirty) days, to count of the rescission of the Contract.

5.4 - BUYER won't be entitled the compensation or retention for improvements that to accomplish in the sold property, embracing the useful and necessary so much, as well as the voluptuarias.

5.5 - the present instrument matter is firmed in irrevocable condition and it will link not only the parts, but also your successors, that will assume the current duties.

SIXTH CLAUSE: ABOUT THE WARRANTIES

6.1 - in warranty of the faithful execution of each one of the obligations assumed in this contract, and, especially of the payment of the installments, they sign the present instrument in the guarantors' quality, previously qualified, and main payers of BUYER, assuming an obligation jointly with this execution of the terms and conditions of this agreement and renouncing, expressly, to the determination in the article 1.491, of the Civil Code, and such responsibility, will last long happening the hypothesis besides foreseen in the FIFTH CLAUSE item 5.3.

6.2 - in the case of death, bankruptcy or the guarantors insolvency, assumes an obligation BUYER, to give suitable substitute, to judgment of SELLER in a period of 30 (thirty) days under penalty of incurring in serious contractual infraction with the consequent spilling.

SEVENTH CLAUSE: ABOUT THE CONTRACT OF LEASE

7.1 - the Contract of Lease between BUYER and SELLER, dated of 07/08/2000, it is at once without any effect, not being due therefore, any responsibilities, obligation, rents, face the purchase for BUYER of the good object of the lease.

EIGHTH CLAUSE: ABOUT THE COURT

8.1 - the parts choose the forum of the District of Manaus for elucidate any doubts or subject by chance current of this Contract. If there is judicial demand, the due part will answer for the legal fees of the winner to the reason of 20% (twenty percent) of the value of the condemnation.

And, for they be like this fair and contracted, after having worked, the contracting parties sign the present instrument in 02 (two) copies, of equal tenor, together with the witness below, larger, capable and here domiciled than to everything they witnessed.

                          Manaus (Am), August 25, 2000


                          SELLER:

                          /s/ Renato de Paula Simoes
                          --------------------------

                          /s/ Petronio Augusto Pinheiro Filho
                          -----------------------------------

                          BUYER:

                          /s/ Marco Antonio Alcala
                          ------------------------

                          /s/ Guillermo Gustavo da Silva
                          ------------------------------

                          GUARANTORS:

                          /s/ Victor Valentine, Jr.
                          -------------------------

                          /s/ Albert Christian Schauer
                          ----------------------------

                          /s/ Marco Antonio Alcala
                          ------------------------

                          /s/ Guillermo Gustavo da Silva
                          ------------------------------